Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Quality Growth Fund Inc.

Supplement to the
Statement of Additional Information
dated September 30, 2022

November 16, 2022

The board of directors of The Jensen Quality Growth Fund Inc. (the “Fund”) elected Charles A. Wilhoite as an independent director of the Fund effective as of January 1, 2023 to fill a vacancy on the Fund’s board of directors. Mr. Wilhoite was also appointed by the Board as a member of the Fund’s Audit Committee and Governance Committee.

Within the Statement of Additional Information (“SAI”), please add the following to the “Independent Directors” table beginning on page 5 of the SAI:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Charles A. Wilhoite, CPA The Jensen Quality Growth Fund Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623 Year of Birth: 1964	Independent Director	Indefinite Term; Commencing on January 1, 2023.	Managing Director (1995 – present) of Willamette Management Associates, a Citizens Company, a financial advisory services firm.	1	Northwest Natural Gas Holding Company and Northwest Natural Gas Company (a natural gas distribution and service provider).
Within the SAI, please add the following under the heading “Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience” beginning on page 9 of the SAI:

Charles A. Wilhoite was elected to serve as an Independent Director of the Fund commencing on January 1, 2023. Mr. Wilhoite has served as a Managing Director of Willamette Management Associates, a Citizens Company, a financial advisory services firm specializing in financial advisory, business and intangible asset valuation, forensic analysis, and litigation support services, since 1995. Mr. Wilhoite serves on the Board of Directors of Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider. Based on the foregoing, and his accounting background and extensive experience in the financial services and valuation industry, the Board concluded that Mr. Wilhoite should serve as a Director of the Fund.

Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future reference.